Exhibit 99.2
EVER-GLORY INTERNATIONAL GROUP, INC.

(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
   AS OF DECEMBER 31, 2006 (RESTATED) AND 2005

ASSETS
	2006	2005
	Restated
CURRENT ASSETS
Cash and cash equivalents	$660,096	$1,467,245
Accounts receivable, net of allowances	6,225,936	236,289
Accounts receivable - related companies	2,516,767	-
Inventories, net	746,817	396,207
Income tax recoverable	-	59,021
Other receivables and prepaid expenses	83,923	20,955
Total Current Assets	10,233,539	2,179,717

LAND USE RIGHT, NET	2,521,109	-
PROPERTY AND EQUIPMENT, NET	12,158,912	5,855,562
TOTAL ASSETS	$24,913,560	$8,035,279

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$897,609	$84,300
Accounts payable - related companies	1,408,504	486,475
Due to related parties	2,621,130	-
Other payables and accrued liabilities	3,305,778	1,054,942
Value added tax	202,243	49,276
Income tax payable and other taxes payable	61,536	-
Notes payable	4,482,180	611,247
Total Current Liabilities	12,978,980	2,286,240

COMMITMENTS AND CONTINGENCIES	-	-

LONG-TERM LIABILITIES
Due to a related company	4,238,526	-
TOTAL LIABILITIES	17,217,506	2,286,240
STOCKHOLDERS’ EQUITY
Preferred stock ($.0001 par value, authorized 5,000,000 shares,
Nil shares issued and outstanding)	-	-
Series A Convertible Preferred Stock ($.0001 par value,
authorized 10,000 shares, 7,883 shares issued and
outstanding as of December 31, 2006 and 2005)	1	1
Common stock ($.0001 par value, authorized 100,000,000 shares, issued and outstanding 19,971,758 shares as of
December 31, 2006 and 2005	1,997	1,997
Common stock to be issued for acquisition (20,833,333 shares)	2,083	-
Additional paid-in capital	161,666	1,263,749
Retained earnings
Unappropriated	4,495,408	2,437,823
Appropriated	2,425,711	2,012,041
Accumulated other comprehensive income	609,188	33,428
Total Stockholders’ Equity	7,696,054	5,749,039
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$24,913,560	$8,035,279

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
  AND SUBSIDIARIES
 CONSOLIDATED STATEMENTS OF OPERATIONS AND
  COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

	2006	2005
	Restated
NET SALES
To related parties	$201,195	$713,580
To third parties	31,773,795	10,100,381
Total net sales	31,974,990	10,813,961

COST OF SALES
From related parties	(4,690,678)	(2,246,856)
From third parties	(21,672,345)	(6,465,709)
Total cost of sales	(26,363,023)	(8,712,565)

GROSS PROFIT	5,611,967	2,101,396

OPERATING EXPENSES
Stock issued for services	-	42,045
Export quota charges	153,997	-
Selling expenses	516,719	85,108
General and administrative expenses	982,280	597,727
Salaries and allowances	851,947	213,825
Loss on disposal of fixed assets	5,233	2,065
Depreciation and amortization	69,261	28,893
Total Operating Expenses	2,579,437	969,663

INCOME FROM OPERATIONS	3,032,530	1,131,733

OTHER INCOME (EXPENSES)
Interest income	5,924	131,610
Interest expenses	(285,876)	(74,284)
Other income from a related company	18,811	18,337
Other income	12,169	64
Other expenses	(293)	(2,240)
Total Other Income (Expenses)	(249,265)	73,487

INCOME BEFORE INCOME TAX EXPENSE	2,783,265	1,205,220

INCOME TAX EXPENSE	(312,010)	(161,680)

NET INCOME	2,471,255	1,043,540

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	575,760	5,621

COMPREHENSIVE INCOME	$3,047,015	$1,049,161

Net income per share - basic	$0.06	$0.02

Net income per share - diluted	$0.02	$0.01

Weighted average number of shares outstanding during the year - basic	40,805,091	55,224,701

Weighted average number of shares outstanding during the year - diluted	100,720,079	115,139,689
The accompanying notes are an integral part of these consolidated financial statements

EVER-GLORY INTERNATIONAL GROUP, INC.
  (PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
  AND SUBSIDIARIES
  CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
  FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

			Series A Convertible				Common stock	Additional	Unappropriated	Appropriated	Accumulated other
	Preferred Stock		Preferred Stock		Common Stock		to be issued	paid-in	retained	retained	comprehensive
	Shares	Amount	Shares	Amount	Shares	Amount	for acquisition	capital	earnings	earnings	income	Total
Balance at December 31, 2004	-	-	-	-	58,317,270	5,832	-	1,217,870	1,599,034	1,807,290	27,807	4,657,833
Stock issued in reverse merger	-	-	-	-	19,971,758	1,997	-	(1,997)	-	-	-	-
Stock issued for services	-	-	-	-	1,597,718	160	-	41,885	-	-	-	42,045
Stock exchanged for series A
Convertible Preferred Stock	-	-	7,883	1	(59,914,988)	(5,992)	-	5,991	-	-	-	-
Net income for the year	-	-	-	-	-	-	-	-	1,043,540	-	-	1,043,540
Other comprehensive income	-	-	-	-	-	-	-	-	-	-	5,621	5,621
Transfer to statutory and staff
welfare reserves	-	-	-	-		-	-	-	(204,751)	204,751	-	-
Balance at December 31, 2005	-	-	7,883	1	19,971,758	1,997	-	1,263,749	2,437,823	2,012,041	33,428	5,749,039
Capital contribution from a stockholder	-	-	-	-	-	-	-	900,000	-	-	-	900,000
Stock to be issued for merger of New-Tailun	-	-	-	-	20,833,333	-	2,083	(2,083)	-	-	-	-
Distribution to a stockholder for
merger of New-Tailun	-	-	-	-	-	-	-	(2,000,000)	-	-	-	(2,000,000)
Net income for the year	-		-	-	-	-	-	-	2,471,255	-	-	2,471,255
Other comprehensive income	-	-	-	-	-	-	-	-	-	-	575,760	575,760
Transfer to statutory and staff
welfare reserves	-	-	-	-	-	-	-	-	(413,670)	413,670	-	-
Balance at December 31, 2006 (Restated)	-	$-	7,883	$1	40,805,091	$1,997	$2,083	$161,666	$4,495,408	$2,425,711	$609,188	$7,696,054

The accompanying notes are an integral part of these financial statements

EVER-GLORY INTERNATIONAL GROUP, INC.
  (PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
  AND SUBSIDIARIES
  CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

	2006	2005
	(Restated)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,471,255	$1,043,540
Adjusted to reconcile net income to cash provided
by operating activities:
Stock issued for services	-	42,045
Depreciation and amortization - cost of sales	274,096	134,013
Depreciation and amortization	69,261	28,893
Loss on disposal of fixed assets	5,233	2,065
Changes in operating assets and liabilities
(Increase) decrease in:
Accounts receivable	(5,989,647)	(55,676)
Accounts receivable - related companies	(2,516,767)	130,784
Due from a related party	-	2,535,500
Other receivables and prepaid expenses	(62,968)	122,460
Inventories	(350,610)	398,205
Increase (decrease) in:
Accounts payable	813,309	(238,025)
Accounts payable - related companies	922,029	(1,094,394)
Other payables and accrued liabilities	2,250,836	321,341
Value add tax payables	152,967	(17,241)
Income tax and other tax payables	120,557	(143,841)
Net cash (used in) provided by operating activities	(1,840,449)	3,209,669

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of land use right	(205,693)	-
Purchase of property and equipment	(8,680,820)	(2,519,904)
Net cash used in investing activities	(8,886,513)	(2,519,904)

CASH FLOWS FROM FINANCING ACTIVITIES
Contribution by stockholder	900,000	-
Due to related parties	4,859,656	-
Repayment of note payable	(611,247)	-
Proceeds from notes payable	4,482,180	611,247
Net cash provided by financing activities	9,630,589	611,247

EFFECT OF EXCHANGE RATE ON CASH	289,224	5,621

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(807,149)	1,306,633

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	1,467,245	160,612

CASH AND CASH EQUIVALENTS AT END OF YEAR	$660,096	$1,467,245

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for:
Interest expenses	$50,017	$12,594

Cash paid during the year for:
Income taxes	$357,280	$306,434

The accompanying notes are an integral part of these financial statements

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A) Organization

Ever-Glory International Group, Inc. (“EGLY”) was incorporated in Florida on October 19, 1994.

Perfect Dream Limited (“Perfect Dream”) was incorporated in the British Virgin Islands on July 1, 2004. Goldenway Nanjing Garments Company Limited (“Goldenway”), a People’s Republic of China (“PRC”) wholly foreign-owned enterprise was incorporated on December 31, 1993. Goldenway is principally engaged in the manufacturing and sale of garments.

During 2004, Perfect Dream acquired 100% of Goldenway for a cash in the amount of $1,338,404. The transaction was accounted for as a reorganization of entities under common control as the companies were beneficially owned by principally identical stockholders and shared common management.

On July 29, 2005, EGLY entered into an Agreement and Plan of Reorganization with the stockholders of Perfect Dream whereby the stockholders of Perfect Dream exchanged 100% of their shares of Perfect Dream for 7,673,325 shares of restricted common stock of EGLY.

On completion of the reorganization, the merger of EGLY and Perfect Dream was treated for accounting purposes as a capital transaction and recapitalization by Perfect Dream (“the accounting acquirer”) and reorganization by EGLY (“the accounting acquiree”). The financial statements have been prepared as if the reorganization had occurred retroactively.

Accordingly, the financial statements include the following:

(1)	The balance sheet consists of the net assets of the acquirer at historical cost and the net assets of the acquiree at historical cost.

(2)	The statement of operations includes the operations of the acquirer for the periods presented and the operations of the acquiree from the date of the merger.

On November 17, 2005, EGLY filed an Amendment to its Articles of Incorporation to change its name to Ever-Glory International Group, Inc.

On November 9, 2006, Perfect Dream entered into a purchase agreement with Ever-Glory Enterprises (HK) Limited (“Ever-Glory Hong Kong”) whereby Ever-Glory Hong Kong sold 100% interest of Nanjing New-Tailun Garments Company Limited (“New-Tailun”) to Perfect Dream (the “New-Tailun transaction”). Pursuant to the terms of the purchases agreement, Perfect Dream will pay to Ever-Glory Hong Kong an amount of $2,000,000 in cash and issue 20,833,333 shares of the EGLY’s restricted common stock having a value of $10,000,000, such value of shares were based on the preceding 30-day average of high bid and the low ask price for the EGLY’s common stock on the date of the transfer within 90 days of the closing of the New-Tailun transaction. The New-Tailun transaction closed on December 30, 2006.

New-Tailun is a wholly foreign-owned enterprise incorporated in PRC on March 27, 2006 with its principal place of business in Nanjing, PRC and is principally engaged in the manufacturing and sale of garments.

EGLY, Perfect Dream, Goldenway and New-Tailun are hereinafter referred to as (“the Company”).

(B) Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(C) Principles of consolidation

The accompanying 2006 and 2005 consolidated financial statements include the accounts of EGLY and its 100% owned subsidiaries Perfect Dream, Goldenway and New-Tailun.

All significant inter-company transactions and balances have been eliminated in consolidation.

(D) Cash and cash equivalents

For purpose of the statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank with maturities of less than three months.

(E) Accounts receivable

The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and recorded based on managements’ assessment of the credit history with the customer and current relationships with them.

As of December 31, 2006 and 2005, the Company considers all its accounts receivable to be collectable and no provision for doubtful accounts has been made in the financial statements.

(F) Inventories

Inventories are stated at lower of cost or market value, cost being determined on a specific identification method. The Company provided inventory allowances based on excess and obsolete inventories determined principally by customer demand.

(G) Long-lived assets

The Company accounts for long-lived assets under the Statements of Financial Accounting Standards Nos. 142 and 144 “Accounting for Goodwill and Other Intangible Assets” and “Accounting for Impairment or Disposal of Long-Lived Assets” (“SFAS No. 142 and 144”). In accordance with SFAS No. 142 and 144, long-lived assets, goodwill and certain identifiable intangible assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For purposes of evaluating the recoverability of long-lived assets, when undiscounted future cash flows will not be sufficient to recover an asset’s carrying amount, the asset is written down to its fair value.

(H) Property and equipment

Property and equipment are stated at cost, less accumulated depreciation. Expenditures for additions, major renewals and betterments are capitalized and expenditures for maintenance and repairs are charged to expense as incurred.

Depreciation is provided on a straight-line basis, less an estimated residual value over the assets’ estimated useful lives. The estimated useful lives are as follows:

Factory buildings	15-20 Years
Leasehold improvements	10 Years
Plant and machinery	10 Years
Furniture and fixtures	5 Years
Office equipment	5 Years
Motor vehicles	5 Years

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(I) Fair value of financial instruments

Statement of Financial Accounting Standards No. 107, “Disclosure About Fair Value of Financial Instruments,” requires certain disclosures regarding the fair value of financial instruments. Trade accounts receivable, accounts payable, and accrued liabilities are reflected in the financial statements at fair value because of the short-term maturity of the instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

The carrying value of cash and cash equivalents, accounts receivable (trade and others), accounts payable (trade and related party) and accrued liabilities approximate their fair value because of the short-term nature of these instruments. The Company places its cash and cash equivalents with what it believes to be high credit quality financial institutions. The Company has a diversified customer base, most of which are in Europe, Japan, the United States and the PRC. The Company controls credit risk related to accounts receivable through credit approvals, credit limit and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

(J) Revenue and cost recognition

The Company recognizes revenue upon delivery for local sales and upon shipment of the products for export sales, at which time title passes to the customer provided that: there are no uncertainties regarding customer acceptance; persuasive evidence of an arrangement exists; the sales price is fixed and determinable; and collectibility is deemed probable.

Local transportation and unloading charges and product inspection charges are included in selling expenses.

Cost of goods sold includes the appropriate materials purchasing, receiving and inspection costs, inbound freight where applicable, direct labor cost and manufacturing overheads consistent with the revenue earned.

(K) Income taxes

The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“Statement 109”). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date.

PRC income tax is computed according to the relevant laws and regulations in the PRC. According to the relevant laws and regulations in the PRC, enterprises with foreign investment in the PRC are entitled to full exemption from income tax for two years beginning from the first year the enterprise became profitable and had accumulated profits, and a 50% income tax reduction for the subsequent three years calculated in accordance with PRC GAAP.

Goldenway is entitled to a reduction of 50% of any income tax rate for achieving export sales in excess of 70% of its total sales since 2005.

New-Tailun was approved as a wholly foreign-owned enterprise in 2006 and is entitled to the income tax exemptions for 2006 and 2007.

  EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(L) Foreign currency transactions

EGLY, Perfect Dream, Goldenway and New-Tailun maintain their accounting records in their functional currencies of US$, US$, RMB and RMB respectively.

Foreign currency transactions during the year are translated to the functional currency at the approximate rates of exchange on the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the approximate rates of exchange at that date. No-monetary assets and liabilities are translated at the rates of exchange prevailing at the time the asset or liability was acquired. Exchange gains or losses are recorded in the statement of operations.

(M) Foreign currency translation

The financial statements of Goldenway and New-Tailun (whose functional currency is the RMB) are translated into US$ using the closing rate method. The balance sheet items are translated into US$ using the exchange rates at the respective balance sheet dates. The capital and various reserves are translated at historical exchange rates prevailing at the time of the transactions while income and expenses items are translated at the average exchange rate for the year. All exchange differences are recorded within equity. Translation gain for the years ended December 31, 2006 and 2005 were $575,760 and $5,621 respectively.

(N) Comprehensive income

The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to United States Dollars is reported as other comprehensive income in the statements of operations and stockholders’ equity. Comprehensive income for the years ended December 31, 2006 and 2005 were $575,760 and $5,621 respectively.

(O) Income per share

Basic income per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted income per share is computed similar to basic income per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

(P) Segments

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information (“SFAS 131”). SFAS establishes standards for operating information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decisions how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company’s principal operating segments. The Company operates in a single segment.

(Q) Recent accounting pronouncements

 Effective January 1, 2006, we adopted the SEC issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when quantifying Misstatements in Current Year Financial Statements” (“SAB 108”). SAB 108 requires companies to evaluate the materiality of identified unadjusted errors on each financial statement and related financial statement disclosure using both the rollover approach and the iron curtain approach. The rollover approach quantifies misstatements based on the effects of correcting the misstatement existing in the balance sheet at the end of the current year, irrespective of the misstatement’s year(s) of origin. Financial statements would require adjustment when either approach results in quantifying a misstatement that is material. Correcting prior year financial statements for immaterial errors would not require previously filed reports to be amended. The adoption of SAB 108 did not have a material impact on the Company’s consolidated financial statements.

 EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(Q) Recent accounting pronouncements

 In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments” (SFAS 155”), which amends SFAS No. 133, “Accounting for Derivatives Instruments and Hedging Activities” (“SFAS 133”) and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (SFAS 140”). SFAS 155 amends SFAS 133 to narrow the scope exception for interest-only and principal-only strips on debt instruments to include only such strips representing rights to receive a specified portion of the contractual interest or principle cash flows. SFAS 155 also amends SFAS 140 to allow qualifying special-purpose entities to hold a passive derivative financial instrument pertaining to beneficial interests that itself is a derivative instruments. The Company is currently evaluating the impact this new Standard, but believes that it will not have a material impact on the Company’s financial position.

In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets—an amendment to FASB Statement No. 140 (“SFAS 156”). SFAS 156 requires that all separately recognized servicing rights be initially measured at fair value, if practicable. In addition, this statement permits an entity to choose between two measurement methods (amortization method or fair value measurement method) for each class of separately recognized servicing assets and liabilities. This new accounting standard is effective January 1, 2007. We do not expect the adoption of SFAS 156 to have a material impact on the Company’s results of operations or financial condition.

In July 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement 109 (“FIN 48”), which clarifies the accounting for uncertainty in tax positions. This Interpretation provides that the tax effects from an uncertain tax position can be recognized in the Company’s financial statements, only if the position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective as of the beginning of fiscal 2007, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. The Company is currently evaluating the impact this new Standard, but believes that it will not have a material impact on the Company’s financial position.

In September 2006, FASB issued Statement 157, Fair Value Measurements. This statement defines fair value and establishes a framework for measuring fair value in generally accepted accounting principles (GAAP). More precisely, this statement sets forth a standard definition of fair value as it applies to assets or liabilities, the principal market (or most advantageous market) for determining fair value (price), the market participants, inputs and the application of the derived fair value to those assets and liabilities. The effective date of this pronouncement is for all full fiscal and interim periods beginning after November 15, 2007. The Company is currently evaluating the impact this new Standard, but believes that it will not have a material impact on the Company’s financial position.

In September 2006, FASB issued Statement 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, which amend FASB Statements No. 87, 88, 106 and 132(R). This statement requires employers to recognize the over funded or under funded status of a defined benefit postretirement plan as an asset or liability in its financial statements and to recognize changes in that funded status in the year in which the changes occur. The effective date for the Company would be for any full fiscal years ending after December 15,

2006. The Company is currently evaluating the impact this new Standard, but believes that it will not have a material impact on the Company’s financial position.

  EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

2.   RESTATEMENT OF FINANCIAL STATEMENTS

The acquisition by the Company of New-Tailun from Ever-Glory Hong Kong as originally reported was recorded at the fair value of the assets acquired. However, as a result of discussions with the Staff of the Securities and Exchange Commission, the Company determined that the acquisition of New-Tailun should have been accounted for as a merger of entities under common control in accordance with paragraph 11 of SFAS 141. Accordingly, the assets and liabilities of New-Tailun should have been recorded at their carrying amounts, not their fair values and the consolidated financial statements of the Company should have been prepared as if the acquisition had occurred retroactively. The Company has therefore restated the accounting for its acquisition of New-Tailun in its Consolidated Balance Sheet, Consolidated Statement of Operations, Consolidated Statement of Stockholders’ Equity and Consolidated Statement of Cash Flows for the year ended December 31, 2006.

A summary of significant effects of the restatement is as follows:

CONSOLIDATED BALANCE SHEETS	As of December 31, 2006
				Previously
	Restated	Adjustments		Reported

CURRENT ASSETS
Cash and cash equivalents	$660,096	$		$660,096
Accounts receivable, net of allowances	6,225,936			6,225,936
Accounts receivable - related companies	2,516,767			2,516,767
Inventories, net	746,817			746,817
Other receivables and prepaid expenses	83,923			83,923
Total Current Assets	10,233,539			10,233,539

GOODWILL, NET	-		(10,079,156)	10,079,156
LAND USE RIGHT, NET	2,521,109			2,521,109
PROPERTY AND EQUIPMENT, NET	12,158,912			12,158,912
TOTAL ASSETS	$24,913,560	$		$34,992,716

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$897,609	$		$897,609
Accounts payable - related companies	1,408,504			1,408,504
Due to related parties	2,621,130			2,621,130
Other payables and accrued liabilities	3,305,778			3,305,778
Value added tax	202,243			202,243
Income tax payable and other taxes payable	61,536			61,536
Notes payable	4,482,180			4,482,180
Total Current Liabilities	12,978,980			12,978,980

COMMITMENTS AND CONTINGENCIES	-			-

LONG-TERM LIABILITIES
Due to a related company	4,238,526			4,238,526
TOTAL LIABILITIES	17,217,506			17,217,506

STOCKHOLDERS’ EQUITY
Preferred stock ($.0001 par value, authorized 5,000,000 shares,
Nil shares issued and outstanding)	-			-
Series A Convertible Preferred Stock ($.0001 par value,
authorized 10,000 shares, 7,883 shares issued and
outstanding as of December 31, 2006)	1			1
Common stock ($.0001 par value, authorized 100,000,000 shares, issued and outstanding 19,971,758 shares as of
December 31, 2006)	1,997			1,997
Common stock to be issued for acquisition (20,833,333 shares)	2,083			2,083
Additional paid-in capital	161,666		11,100,000	11,261,666
Retained earnings
Unappropriated	4,495,408		(782,264)	3,713,144
Appropriated	2,425,711		(195,566)	2,230,145
Accumulated other comprehensive income	609,188		(43,014)	566,174
Total Stockholders’ Equity	7,696,054			17,775,210

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$24,913,560	$		$34,992,716

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

CONSOLIDATED STATEMENTS OF OPERATIONS	For the year ended
	December 31, 2006
				Previously
	Restated	Adjustments		Reported

NET SALES
To related parties	$201,195		$(114,523)	$86,672
To third parties	31,773,795		(9,528,099)	22,245,696
Total net sales	31,974,990			22,332,368

COST OF SALES
From related parties	(4,690,678)		1,898,124	(2,792,554)
From third parties	(21,672,345)		6,221,522	(15,450,823)
Total cost of sales	(26,363,023)			(18,243,377)

GROSS PROFIT	5,611,967			4,088,991

OPERATING EXPENSES
Export quota charges	153,997			153,997
Selling expenses	516,719		65,887	450,832
General and administrative expenses	982,280		93,833	888,447
Salaries and allowances	851,947		375,876	476,071
Loss on disposal of fixed assets	5,233			5,233
Depreciation and amortization	69,261		16,010	53,251
Total Operating Expenses	2,579,437			2,027,831

INCOME FROM OPERATIONS	3,032,530			2,061,160

OTHER INCOME (EXPENSES)
Interest income	5,924		(404)	5,520
Interest expenses	(285,876)			(285,876)
Other income from a related company	18,811			18,811
Other income	12,169		(6,056)	6,113
Other expenses	(293)			(293)
Total Other Expenses	(249,265)			(255,725)

INCOME BEFORE INCOME TAX EXPENSE	2,783,265			1,805,435

INCOME TAX EXPENSE	(312,010)			(312,010)

NET INCOME	2,471,255			1,493,425

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	575,760		(43,014)	532,746

COMPREHENSIVE INCOME	$3,047,015	$		$2,026,171

Net income per share - basic	$0.06	$		$0.07

Net income per share - diluted	$0.02	$		$0.02

Weighted average number of shares outstanding during
the year - basic	40,805,091		20,776,255	20,028,836

Weighted average number of shares outstanding during
the year - diluted	100,720,079		20,776,255	79,943,824

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

CONSOLIDATED STATEMENTS OF CASH FLOWS	For the year ended
	December 31, 2006
				Previously
	Restated	Adjustments		Reported

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,471,255		$977,830	$1,493,425
Adjusted to reconcile net income to cash provided
by operating activities:
Depreciation and amortization - cost of sales	274,096		39,613	234,483
Depreciation and amortization	69,261		16,010	53,251
Loss on disposal of fixed assets	5,233			5,233
Changes in operating assets and liabilities
(Increase) decrease in:
Accounts receivable	(5,989,647)		(2,705,602)	(3,284,045)
Accounts receivable - related companies	(2,516,767)			(2,516,767)
Other receivables and prepaid expenses	(62,968)		(12,658)	(50,310)
Inventories	(350,610)		(618,178)	268,018
Increase (decrease) in:
Accounts payable	813,309		335,492	477,817
Accounts payable - related companies	922,029		1,268,536	(346,507)
Other payables and accrued liabilities	2,250,836		32,529	2,218,307
Value add tax payables	152,967		159,814	(6,847)
Income tax and other tax payables	120,557		414	120,143
Net cash used in operating activities	(1,840,449)			(1,333,799)

CASH FLOWS FROM INVESTING ACTIVITIES
Net cash inflow from business combination	-		(39,280)	39,280
Purchase of land use right	(205,693)			(205,693)
Purchase of property and equipment	(8,680,820)		(398,262)	(8,282,558)
Net cash used in investing activities	(8,886,513)			(8,448,971)

CASH FLOWS FROM FINANCING ACTIVITIES
Contribution by stockholder	900,000		900,000	-
Due to related parties	4,859,656			4,859,656
Repayment of note payable	(611,247)			(611,247)
Proceeds from notes payable	4,482,180			4,482,180
Net cash provided by financing activities	9,630,589			8,730,589

EFFECT OF EXCHANGE RATE ON CASH	289,224		44,192	245,032

NET DECREASE IN CASH AND CASH EQUIVALENTS	(807,149)			(807,149)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	1,467,245			1,467,245

CASH AND CASH EQUIVALENTS AT END OF YEAR	$660,096	$		$660,096

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for:
Interest expenses	$50,017	$		$50,017

Cash paid during the year for:
Income taxes	$357,280	$		$357,280

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

3.    BUSINESS COMBINATIONS BETWEEN ENTITIES UNDER COMMON CONTROL

The Company entered into a purchase agreement on November 9, 2006 with Ever-Glory Hong Kong to acquire 100% of the interests in New-Tailun. Pursuant to the terms of the purchase agreement, in consideration for the acquisition of New-Tailun, the Company is obligated to pay Ever-Glory Hong Kong $2,000,000 in cash and 20,833,333 shares of the Company’s restricted common stock having a value of $10,000,000, based on the average of the high bid and the low ask prices for the Company’s common stock for a 30 day consecutive period within 90 days of the closing of transaction. The New-Tailun transaction closed on December 30, 2006.

This transaction was accounted for as a merger of entities under common control. Accordingly, the operations of New-Tailun for the period from March 27, 2006 (inception) to December 31, 2006 were included in the Company’s consolidated financial statements as if the transaction had occurred at the beginning of the first period presented, with each account stated at its historical cost.

4.    ACCOUNTS RECEIVABLE

Accounts receivable at December 31, 2006 and 2005 consisted of the following:

	2006	2005

Accounts receivable	$6,225,936	236,289
Less: allowance for doubtful accounts	-	-
Accounts receivable, net of allowance	$6,225,936	$236,289

As of December 31, 2006 and 2005, the Company considered all accounts receivable collectable and has not recorded a provision for doubtful accounts.

5.    INVENTORIES

Inventories at December 31, 2006 and 2005 consisted of the following:

	2006	2005

Raw materials	$194,728	$90,828
Work-in-progress	414,564	305,379
Finished goods	137,525	-
	746,817	396,207
Less: provision of obsolescence	-	-
Inventories, net	$746,817	$396,207

For the years ended December 31, 2006 and 2005, no provision for obsolete inventories was recorded by the Company.

6.     LAND USE RIGHTS

Land use rights at December 31, 2006 and 2005 consisted of the following:

	2006	2005

Land use rights	$2,550,869	$-
Less: accumulated amortization	29,760	-
Land use rights, net	$2,521,109	$-

Amortization expenses for the year ended December 31, 2006 was $29,143.

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

7.    PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at December 31:

	2006	2005

Factory buildings	$3,695,637	$637,689
Plant and machinery	1,931,710	1,356,135
Office equipment	161,955	82,618
Motor vehicles	134,898	115,269
Furniture and fixtures	226	213
Leasehold improvements	110,291	104,164
Construction in progress	7,392,010	4,496,925
	13,426,727	6,793,013
Less: accumulated depreciation	1,267,815	937,451
Property and equipment, net	$12,158,912	$5,855,562

Construction in progress represents a deposit paid for factory land and buildings and subsequent construction costs capitalized on new factory buildings under construction. Construction in progress is stated at cost less any impairment losses, and is not depreciated. Construction in progress is reclassified to the appropriate category of long-term assets when completed and ready for use. Management is of the opinion that no impairment loss is considered necessary at the year-end.

Depreciation expenses for the years ended December 31, 2006 and 2005 were $314,214 and $162,906, respectively. During 2006 and 2005 the Company recognized a loss on disposal of property and equipment of $5,233 and $2,065 respectively.

8.    DUE TO RELATED PARTIES

Due to related parties at December 31, 2006 and 2005 consist of the following:

	2006	2005

Due to a company owned by a stockholder	$613,542	$-
Due to a stockholder	7,588	-
Due to a company owned by a stockholder for merger	2,000,000	-
	$2,621,130	$-

9.    OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities at December 31, 2006 and 2005 consist of the following:

	2006	2005

Other payables	$41,515	$87,110
Accrued interest expenses	-	61,690
Accrued professional fees	148,115	151,699
Accrued building construction costs	2,927,498	-
Accrued wages	-	156,723
Welfare payable	188,650	597,720
	$3,305,778	$1,054,942

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

10.   NOTES PAYABLE

Balance at December 31, 2006 and 2005:

	2006	2005

Note payable to a bank, interest rate of 0.5115% per month,	$-	$611,247
guaranteed by a related company, due August 23, 2006
Note payable to a bank, interest rate of 0.4875% per month,	1,920,936
collateralized by buildings of the Company, due April 18, 2007
Note payable to a bank, interest rate of 0.4875% per month,	640,311
collateralized by buildings of the Company, due May 20, 2007
Note payable to a bank, interest rate of 0.4875% per month,	640,311
collateralized by buildings of the Company, due June 20, 2007
Note payable to a bank, interest rate of 0.4875% per month,	640,311
collateralized by buildings of the Company, due June 14, 2007
Note payable to a bank, interest rate of 0.4875% per month,	640,311
collateralized by buildings of the Company, due June 26, 2007
	4,482,180	611,247
Less: current maturities	(4,482,180)	(611,247)
	$-	$-

Maturities are as follows:
For the year ending December 31,
2007	$4,482,180

Interest paid in 2006 and 2005 was $50,017 and $12,506 respectively.

11.   INCOME TAX

a	EGLY was incorporated in the United States and has incurred net operating losses for income tax purposes for 2006 and 2005.

Perfect Dream was incorporated in the British Virgin Islands and under the current laws of the British Virgin Islands, is not subject to tax on income or on capital.

Goldenway was incorporated in the PRC and is subject to PRC income tax which is computed according to the relevant laws and regulations in the PRC. The applicable tax rate has been 24%. In 2005, Goldenway is entitled to a refund of 50% of any income taxes paid for achieving export sales in excess of 70% of the total sales in a calendar year. In 2006, Goldenway was subject to an applicable tax rate of 12%.

New-Tailun was incorporated in the PRC and is subject to PRC income tax which is computed according to the relevant laws and regulations in the PRC. According to the relevant laws and regulations in the PRC, enterprises with foreign investment in the PRC are entitled to full exemption from income tax for two years beginning from the first year the enterprises become profitable and has accumulated profits and a 50% income tax reduction for the subsequent three years. New-Tailun was approved as a wholly foreign-owned enterprise in 2006 and is entitled to the income tax exemptions in 2006 and 2007. In 2006, no income tax was recorded as New-Tailun is entitled to full exemption from income tax.

The income tax expenses for 2006 and 2005 are summarized as follows:

PRC Income Tax	2006	2005
Current	$312,010	$323,360
Less: Amount to be refunded	-	161,680
	$312,010	$161,680

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

11.	INCOME TAX (CONTINUED)

b
The Company’s deferred tax assets at December 31, 2006 and 2005 consists of net operating loss carry forwards calculated using statutory effective tax rates. Due to its history of losses, the Company determined that realization of its net deferred tax asset is currently judged to be unlikely rather than not. Consequently, the Company has provided a valuation allowance covering 100% of its net deferred tax assets.

As at December 31, 2006, the Company had net operating loss carry forwards of approximately $63,744 for U.S. income tax purposes available for offset against future taxable U.S. income, which expire in 2025. The net change in the valuation allowance for 2006 was $26,772.

c	The reconciliation of income taxes computed at the statutory income tax rates to total income taxes for the years ended December 31, 2006 and 2005 is as follows:

	2006	2005
EGLY
Income tax computed at the federal statutory rate	34%	34%
State income taxes, net of federal tax benefit	8%	8%
Valuation allowance	(42%)	(42%)

Total deferred tax asset	0%	0%

12. NET INCOME PER SHARE

The following is net income per share information at December 31:

	2006	2005
Net income	$2,471,255	$1,043,540
Basic weighted-average common stock outstanding	40,805,091	55,224,701
Effect of dilutive securities
Series A Convertible Perferred Stock	59,914,988	59,914,988
Diluted weighted-average common stock outstanding	100,720,079	115,139,689
Net income per share - basic	$0.06	$0.02
Net income per share - diluted	$0.02	$0.01

13.   STOCKHOLDERS’ EQUITY

Appropriated retained earnings

The Company’s PRC subsidiaries are required to make appropriations to reserve funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entities’ registered capital. Appropriations to the statutory public welfare fund are at 10% of the after tax net income determined in accordance with PRC GAAP. The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors. Effective January 1, 2006, the Company is only required to contribute to one statutory reserve fund at 10% of net income after tax per annum, such contributions not to exceed 50% of the respective companies’ registered capital.

During 2006 and 2005, the Company appropriated $413,670 and $204,751, respectively, to the statutory surplus reserve and statutory public welfare funds based on its net income under PRC GAAP.

  EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

14.     RELATED PARTY TRANSACTIONS

During 2006 and 2005, the Company sub-contracted certain manufacturing work valued at $4,663,553 and $2,246,856 respectively to six related companies which are controlled by a shareholder and director of the Company. The Company provided raw materials to the sub-contractors who charged the Company a fixed labor charge for the sub-contracting work.

During 2006, the Company purchased raw materials valued at $27,125 from a related company which is controlled by a shareholder and director of the Company.

As of December 31, 2006 and 2005 the Company owed $1,408,504 and $486,475, respectively to seven related companies which are controlled by a shareholder and director of the Company for sub-contracting work done and inventory purchases made.

During 2006 and 2005, the Company sold products and provided sub-contracting services totaling $201,195 and $713,580 respectively to four related companies which are controlled by a shareholder and director of the Company. As of December 31, 2006 and 2005 accounts receivable from related companies amounted to $48,812 and $Nil respectively for products sold and sub-contracting services provided.

A related company which is controlled by a shareholder and director of the Company provides treasury services to the Company by negotiating all of the Company’s letters of credit and receiving proceeds thereon and paying creditors for inventory purchases made by the Company. As of December 31, 2006 and 2005, Company is owed $2,467,955 and $Nil, respectively from a related company.

During 2006 and 2005, the Company received rental income of $18,811 and 18,337 respectively for the lease of factory space to a related company which is controlled by a shareholder and director of the Company.

During 2006, the Company paid rent of $18,811 for factory and office spaces leased from a related company which is controlled by a shareholder and director of the Company.

As of December 31, 2006 and 2005, the Company owed $613,542 and $Nil respectively for advance to a related company which is owned by a stockholder. The amount is interest-free and is repayable on demand.

As of December 31, 2006 and 2005, the Company owed $7,588 and $Nil respectively for advance to a stockholder. The amount is interest-free and is repayable on demand.

As of December 31, 2006 and 2005, the Company owed $2,000,000 and Nil respectively for merger of New-Tailun to a related company which owned by a stockholder.

As of December 31, 2006 and 2005 the Company owed an aggregate of $4,238,526 and $Nil, respectively to a related company which is controlled by a shareholder and director of the Company for advances made. Interest is charged at 6% per annum on the amounts due. The loan is repayable to the related company between July 2010 and April 2011. During 2006 and 2005, the Company paid interest of $235,859 and $61,690 respectively to the related company.

On June 26, 2006, the Company entered into an Agreement for the purchase and sale of stock (the “Agreement”) with Ever-Glory Hong Kong and Nanjing Catch-Luck Garments Co, Limited (“Catch-Luck”) for the sale of all of Ever-Glory Hong Kong’s ownership interest in Catch-Luck to the Company (the “Catch-Luck transaction”). Pursuant to the terms of the Agreement, the Company will pay to Ever-Glory Hong Kong an amount of $600,000 in cash and common stock of EGLY equivalent to $9,400,000 on the date of the transfer within 90 days of the closing of the Catch-Luck transaction.

On August 31, 2006, the Company entered into an amendment to the Agreement (“the Amendment”) whereupon the terms of payment on the purchase consideration was amended as follows:

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

14.  RELATED PARTY TRANSACTIONS (CONTINUED)

1.
The Company will pay to Ever-Glory Hong Kong an amount of $600,000 in cash and common stock of EGLY equivalent to $3,400,000 on the date of the transfer within 90 days of the closing of the Catch-Luck transaction. The number of shares of common stock to be issued to the Ever-Glory Hong Kong in satisfaction of the Stock Purchase Price shall be calculated based on the preceding 30-average high and low price for the Company’s common stock as quoted on the Over-the-Counter Bulletin Board as of the date of the closing;

2.
At the end of the first full fiscal year ending December 31, 2006 in which Catch-Luck generates gross revenues of at least $19,000,000 and net profit of at least $1,500,000, the Company will issue to Ever-Glory Hong Kong that number of shares of EGLY’s common stock having an aggregate fair market value of $3,000,000; and

3.
At the end of the second full fiscal year ending December 31, 2007 in which Catch-Luck generates gross revenues of at least $19,000,000 and net profit of at least $1,500,000, the Company will issue to Ever-Glory Hong Kong that number of shares of EGLY’s common stock having an aggregate fair market value of $3,000,000.

As of December 31, 2006, the Catch-Luck transaction has not closed.

On November 9, 2006, the Company entered into a purchase agreement with a related company which is controlled by a shareholder and director of the Company whereby the related company sold all of its shares in New-Tailun to the Company. Pursuant to the terms of the purchases agreement, the Company will pay to a related company an amount of $2,000,000 in cash and common stock of EGLY equivalent to $10,000,000 on the date of the transfer within 90 days of the closing of the New-Tailun transaction. As of December 31, 2006, the Company owed $2,000,000 and 20,833,333 shares of the EGLY’s restricted common stock to a related company for consideration of the New-Tailun transaction.

15. COMMITMENTS

(A)	Capital commitment

According to the Articles of Association of Goldenway, Goldenway has to fulfill registered capital requirements of $17,487,894 within three years from February 2, 2005. As of December 31, 2006, the Company has fulfilled $2,630,000 of its registered capital requirements and has a registered capital commitment of $14,857,894, which is payable by February 1, 2008.

(B)	Operating lease commitment

The Company leases factory and office spaces from a related company under an operating lease which expires on March 31, 2008 at an annual rental of $25,081. Accordingly, for the period ended December 31, 2006, the Company recognized rental expense for these spaces in the amount of $18,811.

As of December 31, 2006, the Company has outstanding commitments of $31,352 with respect to the above non-cancelable operating lease, which are due in 2008.

16.    CONTINGENCIES

The Company accounts for loss contingencies in accordance with SFAS 5 “Accounting for Loss Contingencies”, and other related guidance. Set forth below is a description of certain loss contingencies as of December 31, 2006 and management’s opinion as to the likelihood of loss in respect of each loss contingency.

On April 17, 2006, Mark B. Aronson filed a Complaint against the Company in the United States Court of common pleas of Allegheny County Pennsylvania. The action alleges that Company violated the Pennsylvania Unsolicited Telecommunication Advertisement Act to spam emails to plaintiff to purchase its shares of common stock. The action seeks an award of damages in excess of $12,100. The Company denies that it was a party to such email spamming activities and intends to vigorously defend its legal position.

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

16.     CONTINGENCIES (CONTINUED)

In September 2006, the Company filed responses to plaintiff’s interrogatories with the court of common pleas of Allegheny County in Pennsylvania to vigorously defend Mr. Aronson’s accusation that the company has used faxes to promote its stock.

On January 4, 2007, the case was dismissed without prejudice by Mark B. Aronson.

Accordingly, no provision has been made to the above claim as of December 31, 2006.

17.     RECLASSIFICATION

Certain 2005 balances in the financial statements have been reclassified to conform to 2006 presentation.

18.      CONCENTRATIONS AND RISKS

During 2006 and 2005, 100% of the Company’s assets were located in China.

The Company principally relied on three customers for its revenue during 2006 and 2005, detail of which are as follows:

	Customer A	Customer B	Customer C
During
2006	22%	12%	12%
2005	22%	19%	13%

At of December 31, 2006 and 2005, accounts receivable to those customers totaled $3,207,933 and Nil respectively.

The Company principally relied on a supplier for its materials during 2006 and on two suppliers for its materials during 2005, detail of which are as follows:

	Supplier A	Supplier B
During
2006	11%
2005	12%	10%

The following is geographic information of the Company’s revenue for the year ended December 31:

	2006	2005

The People Republic of China	$1,605,623	$702,212
Europe	19,152,275	5,391,067
Japan	5,750,842	3,353,655
United States	4,891,222	1,367,027
Others	575,028	-
	$31,974,990	$10,813,961